SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 January 3, 1997

                           GUARDIAN INTERNATIONAL INC.
                 (Formerly Everest Security Systems Corporation,
  formerly Everest Funding Corporation, formerly Burningham Enterprises, Inc.)
 ----------------------------------------------------------------------------
            (Exact name of the registrant as specified in charter)


                                Nevada 58-2201633
           ------------------------- --------------------------------
               (State of Incorporation) (I.R.S. Employer ID No.)



             3880 North 28th Terrace, Hollywood, Florida 33020-1118
 ------------------------------------------------------------------------------
                    (Address of principal executive offices)
                        Telephone Number: (954) 926-1800










                      Everest Security Systems Corporation
                               823 NW 57th Street
                         Fort Lauderdale, Florida 33309
-------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5. Other Events

         The Company had audited financial statements prepared as of August 31, 1996, and the related consolidated statements of operations, shareholders' equity and cash flows for the eight months then ended.

         The financial statements are filed under Item 7. below.

Item 7. Financial Statements and Exhibits

         (a) Financial Statements




                          GUARDIAN INTERNATIONAL, INC.

                   FINANCIAL STATEMENTS AS OF AUGUST 31, 1996

             TOGETHER WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors
  Guardian International, Inc.

We have audited the accompanying consolidated balance sheet of Guardian International, Inc. as of August 31, 1996, and the related consolidated statements of operations, shareholders' equity and cash flows for the eight months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Guardian International, Inc. as of August 31, 1996 and the results of its operations and cash flows for the eight months then ended in conformity with generally accepted accounting principles.

                                       McKEAN, PAUL, CHRYCY, FLETCHER & CO.


November 7, 1996

                          GUARDIAN INTERNATIONAL, INC.
                           CONSOLIDATED BALANCE SHEET
     AUGUST 31, 1996

                                                      ASSETS

CURRENT ASSETS:
     Cash                                               $  3,180,745
     Accounts receivable, net of  $ 66,347
        allowance for doubtful accounts                      540,790
     Other current assets                                    136,545
          Total current assets                             3,858,080

PROPERTY & EQUIPMENT:
     Station equipment                                       514,019
     Furniture and office equipment                           37,404
     Leasehold improvements                                  105,829
                                                      --------------
                                                             657,252

    Accumulated depreciation and amortization               (268,387)

                                                             388,865

CUSTOMER ACCOUNTS, net                                     4,784,693

INTANGIBLE ASSETS, net                                     1,341,027

OTHER                                                         11,168

           Total Assets                                  $10,383,833


                      LIABILITIES AND SHAREHOLDERS' EQUITY


CURRENT LIABILITIES:
    Accounts payable and accrued expense                       $    608,365
    Payable to shareholder                                        1,750,000
    Unearned revenue                                                163,905
    Current portion of debt                                          43,319
                                                              -------------
          Total current liabilities                               2,565,589

DEFERRED TAX LIABILITY                                               63,000

LONG TERM DEBT:
    Equipment installment notes payable                             120,554
    Note payable to financial institution                         4,530,144
          Total long term debt                                    4,650,698

SHAREHOLDERS' EQUITY:
  Common stock, 100,000,000 shares authorized, $.001 par
   value, 6,453,804 shares issued and 6,443,726 outstanding           6,454
     Additional paid-in capital                                   4,355,494

     Accumulated deficit                                         (1,055,842)
     Stock subscription receivables                                (201,358)
     Treasury stock, at  cost                                          (202)
                                                                 ------------

           Total Liabilities and Shareholders' Equity             3,104,546
                                                                $10,383,833


The accompanying notes to financial statements are an integral part of this statement.

                          GUARDIAN INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1996



REVENUES:
    Monitoring                                                $ 1,670,171
    Installation                                                  240,642
    Other                                                          54,460
                                                              -------------
                                                                1,965,273

OPERATING EXPENSES:
    Monitoring - primarily salaries                               238,098
    Installation                                                   87,859
    General and administrative                                    919,571
                                                              ------------
                                                                1,245,528

         Income before interest expense,
           amortization, depreciation and
           provision  for taxes                                   719,745


INTEREST EXPENSE, AMORTIZATION
  AND DEPRECIATION:
     Interest expense                                             351,767
     Amortization of customer contracts                           395,810
     Depreciation and amortization                                 87,596
                                                              -------------
                                                                  835,173
         Loss before provision for taxes                         (115,428)

PROVISION FOR TAXES                                               (63,000)

         Net loss                                             $  (178,428)
                                                                ==========

Pro Forma Data (Unaudited):
  Loss before provision for taxes                            $   (504,457)
  Pro forma income tax credit                                     108,515
                                                              -------------
  Pro forma net loss                                         $   (395,942)
                                                              ===========
  Pro forma loss per share                                   $ (     0.06)
                                                              -------------
  Pro forma weighted average shares outstanding                 6,453,804
                                                              ============





The accompanying notes to financial statements are an integral part of this statement.

                          GUARDIAN INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENT OF CHANGES IN
                              SHAREHOLDER'S EQUITY
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1996

                            Common Stock    Common Stock      Additional Paid in
                              Shares         Amount               Capital

Balance, December 31,      3,226,902         $3,227                $1,060,903
1995

Issuance of stock in       3,226,902          3,227                 4,962,429
connection with
Everest acquisition

Distribution to                    -              -                (1,667,838)
shareholder

Net loss for period                -              -                         -

Balance, August 31,        6,453,804         $6,454                $4,355,494
                           =========         ======                ==========
1996



                          GUARDIAN INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENT OF CHANGES IN
                              SHAREHOLDER'S EQUITY
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1996
                             (Continued from above)

                Accumulated   Stock subscription    Treasury          Total
                  Deficit         Receivable          Stock

Balance,            $(877,414)         $    -       $      -           $186,716
December 31,
1995

Issuance of stock            -      (201,358)          (202)          4,764,096
in connection with
Everest
acquisition

Distribution to              -              -              -        (1,667,838)
shareholder

Net loss for period (178,428)               -              -          (178,428)
                    ----------

Balance, August
31, 1996         $(1,055,842)     $(201,358)           $(202)       $3,104,546
                   ===========================================================

                          GUARDIAN INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1996

CASH FLOW FROM OPERATING ACTIVITIES:
 Net loss                                                 $       (178,428)

  Adjustments  to  reconcile  net  loss to
  net  cash  provided  by  operating
  activities:
         Depreciation and amortization                              87,596
         Amortization of customer accounts                         395,810
         Provision for doubtful accounts                            24,047


   Changes in assets and liabilities:
         Accounts receivable                                      (221,516)
         Other  assets                                                 (33)
         Accounts payable and accrued liabilities                  148,192
         Deferred taxes                                             63,000
         Unearned revenue                                          103,025
                                                               --------------

          Net cash provided by operating activities                421,689
                                                               --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of fixed assets                                      (150,563)
    Acquisition of customer accounts                            (2,752,832)
    Advances from Everest                                        3,115,619
    Cash acquired in acquisition                                    37,711
                                                               ---------------

            Net cash provided by investing activities              249,935
                                                                --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Payments of long-term debt                                 (1,372,309)
     Proceeds from line of credit                                3,979,649
     Payment of shareholder loans                                 (112,482)
                                                                -------------

           Net cash provided by financing activities             2,494,858
                                                                 ------------

           Net change in cash                                    3,166,482

CASH, BEGINNING OF PERIOD                                           14,263

CASH, END OF PERIOD                                           $  3,180,745
                                                               ============

NONCASH INVESTING AND FINANCING ACTIVITY:
   Financed acquisition of property                           $     58,250
                                                              --------------
   Payable to shareholder                                     $  1,667,838
                                                                ------------
  Value of Everest net assets acquired :
     Subscriber accounts acquired                            $     352,000
     Goodwill                                                 $  1,223,000
     Other assets                                            $     332,743
     Purchase price and assumed liabilities                   $ (1,870,032)

SUPPLEMENTAL DISCLOSURES:
   Interest paid                                              $    299,484
                                                                ------------


              The accompanying notes to financial statements are an integral part of this statement.

                          GUARDIAN INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1996



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Business Combination

         On August 28, 1996, Everest Security Systems Corporation ("Everest - the predecessor company") acquired all the outstanding common stock of Guardian International, Inc. ("Guardian"), a non public company, by issuing, 3,226,902 shares of Everest. In addition, the merger specified that $1,750,000 shall be paid to the principal shareholder of Guardian as consideration for consummating the transaction (including repayment of shareholder loans of $82,162). The transaction has been accounted for under the purchase method as a reverse acquisition with Guardian being deemed the acquirer. The name of the surviving entity was changed from Everest to Guardian (" the Company").

         In addition, the Company will issue 484,035 shares of non-voting class B common stock to a financial institution as consideration for their consent to the merger and to amending certain covenants of the loan agreement.

         The historical financial statements prior to August 31, 1996 are those of Guardian. The consolidated balance sheet at August 31, 1996, includes the accounts of the surviving entity and its wholly-owned subsidiary. All significant intercompany balances and transaction have been eliminated. Unaudited proforma information giving effect to the acquisition as if it occurred at the beginning of the periods reflected below is as follows:

                                                     Unaudited
                                     8 months Ended August 31,

                                       1996                          1995
                                       ------                        ----

Revenues, net                      $ 2,833,000                   $ 1,508,000
                                   ==========                    ==========
Net loss                           $  (395,942)                  $  (309,280)
                                   ===========                   ===========
Loss per share                     $     (0.06)                  $     (0,05)
                                   ============                 =============
Weighted average
   number of shares outstanding      6,453,804                     6,453,804
                                    ==========                     ==========

     Description of Business

         The Company operates a central monitoring alarm station and sells and installs alarm systems for residential and commercial customers in Florida
     .

         Cash and Cash Equivalents

         All highly liquid investments purchased with a remaining maturity of three months or less at the date acquired are considered cash equivalents.

         Customer Accounts and Intangible Assets

         Customer accounts purchased from alarm dealers and intangible assets are reflected at cost. Substantially all costs associated with purchasing an alarm account are capitalized and included in the "customer accounts" in the accompanying balance sheet. Costs related to marketing and installation of systems for internally generated customer accounts are expensed as incurred. Customer accounts are amortized on a straight-line basis over a 10 year period. It is the Company's policy to perform monthly evaluations of acquired customer account attrition and, if necessary, adjust the remaining useful lives. The Company periodically estimates future cash flows from customer accounts. Because expected cash flows have exceeded the unamortized cost of customer accounts the Company has not recorded an impairment loss.

         Intangible assets are recorded at cost and amortized over their estimated useful lives. The carrying value of intangible assets is periodically reviewed and impairments are recognized when expected operating cash flows derived from such intangibles is less than their carrying value.

         Property and Equipment

         Property and equipment are stated at cost and depreciated using accelerated methods over the estimated useful lives.

         Revenues

         Revenues are recognized when installation of security alarm systems has been performed and when monitoring services are provided. Customers are billed for monitoring services on a monthly, quarterly or annual basis in advance of the period in which such services are provided. Deferred revenues result from billings in advance of performance of monitoring.
     Costs of providing installations, including inventory, are charged to income in the period when the installation occurs. Losses on contracts for which future costs are anticipated to exceed revenues are recognized in the period such losses are identified. Contracts for monitoring services are generally for an initial non-cancelable term of five years with automatic renewal on an annual basis thereafter unless terminated by either party. A substantial number of contracts are on an automatic renewal basis.

         Income taxes

         Everest, the predecessor company, is a C Corporation subject to income taxes at the corporate level. Prior to the merger Guardian was an S Corporation and subject to tax at the shareholder level.

     As a result of the merger on August 28, 1996, Guardian's S Corporation status was terminated and any future earnings will be subject to income taxes at the corporate level.

         The Company has established deferred tax assets and liabilities for temporary differences between financial statement and tax basis of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

         Concentration of Credit Risk

         Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade receivables from large number of customers, including both residential and commercial. The Company extends credit to its customers in the normal course of business, performs periodic credit evaluations and maintains allowances for potential credit losses.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   PURCHASED CUSTOMER ACCOUNTS

     The following is an analysis of the changes in acquired customer accounts for the eight months ended August 31, 1996

         Balance, December 31, 1995                         $2,075,671
           Purchase of customer accounts                     2,752,832
           Customer accounts acquired in merger                352,000
                                                            ------------
                                                             5,180,503
           Amortization and write-off of customer
              accounts                                        (395,810)
                                                            ------------
         Balance, August 31, 1996                          $ 4,784,693
                                                              ==========

     In conjunction with certain purchases of customer accounts, the Company withholds a portion of the price as a credit to offset qualifying attrition of the acquired customer accounts and for purchase price settlements of assets acquired and liabilities assumed. At August 31, 1996, the Company withheld $68,940 in connection with the acquisition of customer accounts which is reflected as "accounts payable and accrued expenses" in the balance sheet.

1    INTANGIBLE ASSETS

     Intangible assets consist of the following at August 31, 1996:

                                             Amortization
                                                  Period          Amount

Excess of acquisition cost over
   the net assets acquired                     10 years       $ 1,223,000

Covenant not to compete, organization costs
    and other                                   Various           193,455
                                                                1,416,455

     Less accumulated amortization                               ( 75,428)
                                                                ------------
                                                              $ 1,341,027


   Deferred financing costs will be incurred as a result of issuing to a financial institution 484,035 shares of nonvoting Class B common stock as described in Note 1 - "Business Combination". These costs will be charged to operations as additional interest expense over the life of the related indebtedness.

4.    NOTES  PAYABLE TO FINANCIAL INSTITUTION

     The Company has a $7 million line of credit with a financial institution for the purpose of borrowing funds to acquire customer alarm accounts. Borrowings ($4,530,144 at August 31, 1996) under the agreement bear interest at 3% above prime. The loan is collateralized by the Company's assets and matures on November 30, 1999. The principal shareholders of the Company have personally guaranteed $700,000 of the loan and pledged their stock as collateral. The agreement contains certain conditions including, but not limited to, restrictions related to indebtedness, net worth and distribution payments to shareholders other than $1,750,000 which was paid to a shareholder subsequent to August 31, 1996.

5.   RELATED PARTY TRANSACTIONS

     Leased Facilities

     The Company leases its monitoring facilities from an affiliate which is owned by the principal shareholders of the Company at an annual rental of approximately $51,000 (plus annual increases not to exceed 3%) through December 31, 1999 with an option to renew for an additional 5 years under the same terms.

6.   INCOME TAXES

     The components of deferred tax assets and liabilities at August 31, 1996 are as follows:

           Deferred Tax Assets -
                Net operating loss carryforwards              $48,500
                Allowance for doubtful accounts                22,500
                      Total deferred tax assets                71,000
           Deferred Tax Liabilities -
                Difference in amortization of customer
                  contracts                                   120,200
                Other
                                                               13,800
                                                             --------
                      Total deferred tax liabilities          134,000
                       Net deferred tax liability             $63,000

The conversion of Guardian from an S Corporation to C Corporation resulted in recognition of the net deferred tax liability of $63,000 reflected above.

     At August 31, 1996, the Company has net operating loss carryfowards for federal income tax purposes of approximately $143,000 which expires in 2010. These net operating loss carryforwards will be subject to significant annual limitations on utilization in future years as a result of the merger and related change in ownership control of the company.

8.   PRO FORMA DATA (UNAUDITED)

   Pro Forma Income Tax Credit  -
         For informational purposes, the statement of operations includes a pro forma income tax credit that would have resulted if the Company had been a C Corporation and able to utilize its operating losses.

   Pro Forma Net Loss Per Share -
         Pro forma net loss per share is computed by dividing the pro forma net loss by the pro forma number of shares of common stock outstanding during the periods.

   Pro Forma Shares Outstanding -
         Pro forma shares outstanding represent the number of shares of common stock outstanding after giving retroactive effect to the 3,226,902 shares issued in connection with the merger. Accordingly, the calculation of the pro forma number of shares of common stock outstanding would be 6,453,804 and 6,453,804 for the eight months ended August 31, 1996 and 1995, respectively.

9.   STOCKHOLDERS' EQUITY

     (a)  Common Stock

     The Company has authorized the issuance of up to 100,000,000 shares of common stock with a par value of $.001 each. At August 31, 1996 there were 6,453,804 shares of common stock issued and 6,443,726 shares outstanding. Treasury stock is shown at cost, and as of August 31, 1996, consists of 10,078 shares.

     (b)  Stock Subscription Notes Receivable

      In December 1995, the Company issued 285,000 shares of common stock at $2 per share ($570,000 in the aggregate). The proceeds from the sale of the common stock were evidenced by an 8% stock subscription note receivable due in January 1996 and collateralized by the common stock. As of August 31, 1996 there remains an outstanding balance of $201,358 ($179,760 of principal and $21,598 of interest) under the notes receivables. The $201,358 has been reflected as "stock subscriptions receivable" and a reduction of stockholder's equity in the accompanying balance sheet. Management is in the process of attempting to collect the outstanding amounts or have the applicable common shares returned.

10.      STOCK OPTION PLAN

     The Company has issued stock options to various key employees to purchase 100,000 and 10,000 shares of common stock at $2 and $3 per share, respectively. The Company also issued options to purchase 74,720 shares at $2 per share to an investment banker. As of August 31, 1996, none of these options have been exercised and all options expire on December 31, 2000.

     In October,  1995, the Financial Accounting Standards Board issued SFAS No.
123. "Accounting for Stock Based Compensation", which establishes financial accounting and reporting standards for stock-based employee compensation plans and for the issuance of equity instruments to acquire goods and services from nonemployees. The Company plans to adopt SFAS No. 123 for its stock-based employee compensation plans in fiscal 1997 through pro forma disclosure only.




                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Guardian International, Inc.
                                            (formerly Everest Security Systems
                                            Corporation)

January __, 1997
                                            By:   /s


                                                  Richard Ginsburg, President